UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016 (February 22, 2016)

DiMi Telematics International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY 10027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633 - 3738

Former name, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Change in Registrant’s Certifying Accountant

On February 22, 2016, the Board of Directors (the “Board”) of DiMi Telematics International, Inc. (the “Company”) engaged MaloneBailey LLP (“MaloneBailey”) as its independent registered public accounting firm for the Company’s fiscal year ending August 31, 2016.

During the years ended August 31, 2015 and August 31, 2014 and the subsequent interim period through February 22, 2016, the date of engagement of MaloneBailey, the Company did not consult with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiMi Telematics International, Inc.

Date: March 28, 2016	By:	/s/ Barry Tenzer
Barry Tenzer President

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